SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): December 23, 1999

                             TOMPKINS TRUSTCO, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       New York                        1-12709                  16-1482357
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


                P.O. Box 460, The Commons, Ithaca, New York 14851
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               (Address of principal executive offices) (zip code)

                                 (607) 273-3210
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              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 23, 1999, Tompkins Trustco, Inc. (the "Company") completed its merger of Letchworth Independent Bancshares Corporation ("Letchworth") with and into the Company, in a transaction accounted for as a pooling of interests. The merger became effective as of December 31, 1999. Pursuant to such merger, the Company will issue 0.685 shares of its common stock for each of the 3,376,409 shares of Letchworth's common stock outstanding at the effective date of the merger.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of  Letchworth

           *  -  To be filed by amendment.

(b)      Pro Forma Financial Statements

           *  -  To be filed by amendment.

(c)      Exhibits

         99.1  Press release dated December 23, 1999.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             TOMPKINS TRUSTCO, INC.


         Date:  January 6, 2000           By:  /s/ JAMES J. BYRNES
                                               ---------------------------
                                                   James J. Byrnes
                                                   Chairman, President and
                                                   Chief Executive Officer

INDEX TO EXHIBITS


EXHIBIT
NUMBER                  EXHIBIT DESCRIPTION
-------                 -------------------

99.1 Press Release of Tompkins Trustco, Inc. and Letchworth Independent Bancshares Corporation dated December 23, 1999.